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Rob Pasquinucci

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JOHNSON FUNDS RECEIVE FIVE-STAR RATING FROM MORNINGSTAR

The Johnson Institutional Core Bond Fund and the Johnson Enhanced Return Fund earned Five-Star Overall RatingTM from Morningstar

CINCINNATI, March 23, 2020 — Johnson Asset Management announced that the Johnson Institutional Core Bond Fund (JIBFX) received a Five-Star Morningstar Overall Rating™ as of February 29, 2020. The ranking of the Intermediate Core Bond strategy is in part due to our strong performance in recent choppy markets and consistency of our long term approach. Additionally, the Johnson Enhanced Return Fund (JENHX) continues to maintain its Five-Star Morningstar Overall Rating™.

“It’s gratifying to see that the hard work that our investment team is doing for our institutional clients is being recognized by one of the top names in our industry,” said Michael Leisring, CFA, Director of Fixed Income & Portfolio Manager.

Both the Core Bond and Enhanced Return funds are led by Johnson Asset Management’s five-person Fixed Income Investment team. The objective of the funds is to outperform the market index with comparable volatility and greater downside risk protection. The team strives to deliver clients consistent and attractive long-term investment results using their proprietary Quality Yield approach.

“We are committed to providing our institutional clients with consistent success, especially during periods of economic or market stress. We believe that combining both quality and yield produces superior, risk-adjusted returns,” said Fred Brink, CFA, Managing Director. “We take a long term, quality yield approach, led by the same people, year after year.”

Johnson Asset Management is a Midwest based investment management firm focused on both investment grade fixed income and domestic equity securities. The firm’s primary objective is to deliver clients a high quality portfolio designed to outperform the market with comparable volatility while providing stability — especially during periods of economic or market stress.

About Johnson Asset Management

Johnson Asset Management, a division of Johnson Investment Counsel, is headquartered out of Cincinnati, Ohio. The firm manages $3.8 billion in institutional assets under management and over $12.9 billion in total firm-wide assets. Johnson Asset Management (previously Johnson Institutional Management) was formally launched in 2004 with the sole purpose of serving corporate, public, university, endowment, foundation and Taft Hartley clients. The firm now offers the same institutional expertise in the form of institutional class mutual funds to RIAs, wirehouses, and independent broker dealers.

Through Johnson Wealth Management, Johnson Family Office Services, Johnson Trust Company, and Johnson Asset Management, the firm serves individuals, corporations, retirement plans, and foundations and endowments. Johnson Investment Counsel is a 100 percent employee-owned company with 33 shareholders among 141 employees. Its professionals are dedicated to developing genuine relationships with clients and delivering exceptional service. Johnson Investment Counsel is committed to remaining an independent firm acting in the best interests of clients and employees.

For more information on the firm and services, please visit www.johnsonasset.com.

The Johnson Institutional Core Bond Fund was rated against the following numbers of intermediate core bond funds over the following time periods: 378 funds in the last three years, 325 funds in the last five years, and 247 in the last ten years. Past performance is no guarantee of future results.

The Johnson Institutional Enhanced Return Fund was rated against the following numbers of large blend funds over the following time periods: 1,215 funds in the last three years, 1,061 funds in the last five years, and 807 in the last ten years. Past performance is no guarantee of future results.

For each retail mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three, five, and ten year (if applicable) Morningstar Rating metrics. Ratings are ©2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.